United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 8, 2022

Date of Report (Date of earliest event reported)

Pacifico Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40801	86-2422615
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Pacifico Capital LLC 521 Fifth Avenue 17th Floor New York, NY	10175
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 886 8892

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PAFO	NASDAQ Capital Market
Rights	PAFOR	NASDAQ Capital Market
Units	PAFOU	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 8, 2022, Pacifico Acquisition Corp., a Delaware corporation (the “Company”), issued a convertible unsecured promissory note (a “Working Capital Note”) in the principal amount of $100,000 to Pacifico Capital LLC, a Delaware limited liability company (the “Sponsor”). The Working Capital Note was issued to provide the Company with additional working capital, and will not be deposited into the Company’s trust account. The Company issued the Working Capital Note in consideration for a loan from the Sponsor to fund the Company’s working capital requirements. The Working Capital bears no interest and is repayable in full upon the consummation of the Company’s business combination. It is convertible at the Sponsor’s election (up to $600,000 of the total notes) upon the consummation of the Company’s business combination. Upon such election, the convertible notes will convert, at a price of $10.00 per unit, into units identical to the private placement units issued in connection with the Company’s initial public offering.

The Working Capital Note is filed as Exhibit 10.1.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. An aggregate of 10,000 private placement units of the Company would be issued if the entire principal balance of the Working Capital Note is converted. The rights constituting a part of the units are exchangeable, subject to the terms and conditions of the rights, for shares of common stock as provided in the right agreement governing the rights. The Company has relied upon Section 4(a)(2) of the Securities Act of 1933, as amended, in connection with the issuance and sale of the Working Capital Note, as it was issued to a sophisticated investor without a view to distribution, and was not issued through any general solicitation or advertisement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Promissory Note issued by the Company to the Sponsor on August 8, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2022

PACIFICO ACQUISITION CORP.

By:	/s/ Edward Cong Wang
Name:	Edward Cong Wang
Title:	Chief Executive Officer

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